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                                                                Exhibit 10(h)


                   Schedule Identifying Material Details of
                      Executive Agreements Substantially
                           Similar to Exhibit 10(g)

                              Effective
Name                            Date
----                          ---------

Judith D. Fisher              January 22,1997
Ralph K. Fraiser              January 22,1997
Peter E. Geier                January 22,1997
Dieter E. Heren               January 22,1997
Leslie P. Ridout, Jr.         January 22,1997
Ronald J. Seiffert            January 22,1997
Gerald R. Williams            January 22,1997